Exhibit 10.3

EXTENSION OPTION AGREEMENT

This Extension Option Agreement, dated effective as of April 14, 2008, is between Rock Energy Resources, Inc. f/k/a Hanover Gold Company, Inc., Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC, and Orcutt Properties, LLC (“Agreement”).

R E C I T A L S:

WHEREAS, Rock Energy Partners, LP, Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC, and Orcutt Properties, LLC. entered into the Base Agreement, dated as of December 1, 2007 (which was subsequently amended by the Amendment to Base Agreement dated February 15, 2008 executed by Rock Energy Resources, Inc. f/k/a Hanover Gold Company, Inc., Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC and Orcutt Properties, LLC and Second Amendment to Base Agreement dated as of March 25, 2008 executed by Rock Energy Resources, Inc. f/k/a Hanover Gold Company, Inc., Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC and Orcutt Properties, LLC) (“Base Agreement”);

WHEREAS, the Base Agreement provided for entry into the Development/Earn-in Agreement between Rock Energy Partners, LP, Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC, and Orcutt Properties, LLC, dated as of December 14, 2007 (which was subsequently amended by the Amended Development Agreement dated February 15, 2008 between Rock Energy Resources, Inc. f/k/a Hanover Gold Company, Inc., Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC and Orcutt Properties, LLC and the Second Amended Development Agreement dated as of March 25, 2008 between Rock Energy Resources, Inc. f/k/a Hanover Gold Company, Inc., Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC, and Orcutt Properties, LLC) (“Development Agreement”);

WHEREAS, RER has requested that the SMP Parties extend the Option IV Exercise Period set forth in the Development Agreement; and

WHEREAS, the Parties desire to further amend the Development Agreement as set forth herein.

NOW, THEREFORE, in good and valuable consideration, the parties agree as follows:

ARTICLE I

DEFINITIONS

The definitions of the terms contained in the Development Agreement are incorporated herein.  The following additional terms as used in this Agreement shall have the meanings indicated below unless the context otherwise requires:

1.1           “Default” shall mean the occurrence of any conditions, events or acts which would constitute an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

1.2           “Development Agreement” shall mean the Development/Earn-In Agreement between Rock Energy Partners, LP, Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC, and Orcutt Properties, LLC., dated as of December 14, 2007, together with all exhibits and schedules attached thereto and referenced therein and any and all properly executed amendments thereto that expressly provide that they are to supplement, amend or revise the Development Agreement (including the Amended Development Agreement dated February 15, 2008 between Rock Energy Resources, Inc. f/k/a Hanover Gold Company, Inc., Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC and Orcutt Properties, LLC and the Second Amended Development Agreement, dated as of March 25, 2008, between Rock Energy Resources, Inc. f/k/a Hanover Gold Company, Inc., Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC, and Orcutt Properties, LLC).

1.3           “Extension Options” shall mean Extension Option One, Extension Option Two, Extension Option Three, Extension Option Four and/or Extension Option Five.

1.4           “Extension Option One” shall mean the option granted pursuant to Article III of this Agreement which is subject to the terms and conditions of this Agreement.

1.5           “Extension Option Payments” shall mean the option payments to be made by RER pursuant Articles III, IV, V, VI and VII to exercise Extension Option One, Extension Option Two, Extension Option Three, Extension Option Four and Extension Option Five.

1.6           “Extension Option Two” shall mean the option granted pursuant to Article IV of this Agreement which is subject to the terms and conditions of this Agreement.

1.7           “Extension Option Three” shall mean shall mean the option granted pursuant to Article V of this Agreement which is subject to the terms and conditions of this Agreement.

1.8           “Extension Option Four” shall mean shall mean the option granted pursuant to Article VI of this Agreement which is subject to the terms and conditions of this Agreement.

1.9           “Extension Option Five” shall mean shall mean the option granted pursuant to Article VII of this Agreement which is subject to the terms and conditions of this Agreement.

1.10         “Event of Default” shall mean the occurrence of any conditions, events or acts described in Section 9.1.

1.11         “RER Reaffirmation and Release” shall mean the instrument in the form of Exhibit A.

1.12         “SMP Parties Reaffirmation and Release” shall mean the instrument in the form of Exhibit B.

Any terms defined in other provisions of this Agreement shall have the meanings set out therein unless the context requires otherwise.

ARTICLE II

Option Price

2.1           Contemporaneously with the execution of this Agreement, as the purchase price for the Extension Option, RER has delivered to SMP, as agent for itself and the remaining SMP Parties, RER’s check in the amount of ONE HUNDRED AND NO/100 Dollars (U.S. $100.00) (the “Independent Consideration”), which is in addition to and independent of any other consideration provided hereunder.  The Independent Consideration is non-refundable and shall be retained by Seller under all circumstances.

2.2           The SMP Parties acknowledge the receipt of the Independent Consideration and acknowledge the sufficiency of the Independent Consideration as the purchase price for Extension Option and to solely support this Agreement.

ARTICLE III

Extension Option One

3.1           Grant of Option.  Subject to the strict adherence to the terms and conditions contained in this Agreement, the SMP Parties hereby grant to RER the option to extend the Option IV Exercise Period until the earlier of (i) 3:00 p.m. Pacific Standard Time on April 30, 2008, or (ii) occurrence of an Event of Default.

3.2           Notice of Intent to Exercise.  RER must deliver to the SMP Parties written notice by RER of its intent to exercise Extension Option One.  The notice must be signed by RER and delivered to the SMP Parties.

3.3           Exercise of Option.  To exercise the option granted pursuant to this Article, RER must deliver to the SMP Parties the following prior to 3:00 p.m. Pacific Standard Time on April 17, 2008:

a.             by transfer of immediately available funds to an account designated by the SMP Parties, the sum of Five Hundred Thousand and 00/100 Dollars ($500,000.00); and

b.             a duly executed RER Reaffirmation and Release.

Provided that RER timely satisfies its requirements to exercise Extension Option One, the Option IV Exercise Period shall be extended to 3:00 p.m. Pacific Standard Time on April 30, 2008.  RER agrees that Thirty Thousand and 00/100 Dollars ($30,000.00) of the Five Hundred Thousand and 00/100 Dollars ($500,000.00) payment shall be retained by the SMP Parties and applied against legal fees and expenses incurred in connection with the Transaction Documents.  The remaining Four Hundred Seventy Thousand and 00/100 Dollars ($470,000.00) shall be applied as described in Article VIII.

ARTICLE IV

Extension Option Two

4.1           Grant of Option.  Subject to the strict adherence to the terms and conditions contained in this Agreement, the SMP Parties hereby grant to RER the option to extend the Option IV Exercise Period until the earlier of (i) 3:00 p.m. Pacific Standard Time on May 15, 2008, or (ii) occurrence of an Event of Default.

4.2           Notice of Intent to Exercise.  RER must deliver to the SMP Parties written notice by RER of its intent to exercise Extension Option Two.  The notice must be signed by RER and delivered to the SMP Parties.

4.3           Exercise of Option.  To exercise the option granted pursuant to this Article, RER must deliver to the SMP Parties the following prior to 3:00 p.m. Pacific Standard Time on May 1, 2008:

a.             by transfer of immediately available funds to an account designated by the SMP Parties, the sum of Five Hundred Thousand and 00/100 Dollars ($500,000.00); and

b.             a duly executed RER Reaffirmation and Release.

Provided that RER timely satisfies its requirements to exercise Extension Option Two, the Option IV Exercise Period shall be extended to 3:00 p.m. Pacific Standard Time on May 15, 2008.

ARTICLE V

Extension Option Three

5.1           Grant of Option.  Subject to the strict adherence to the terms and conditions contained in this Agreement, the SMP Parties hereby grant to RER the option to extend the Option IV Exercise Period until the earlier of (i) 3:00 p.m. Pacific Standard Time on June 2, 2008, or (ii) occurrence of an Event of Default.

5.2           Notice of Intent to Exercise.  RER must deliver to the SMP Parties written notice by RER of its intent to exercise Extension Option Three.  The notice must be signed by RER and delivered to the SMP Parties.

5.3           Exercise of Option.  To exercise the option granted pursuant to this Article, RER must deliver to the SMP Parties the following prior to 3:00 p.m. Pacific Standard Time on May 15, 2008:

a.             by transfer of immediately available funds to an account designated by the SMP Parties, the sum of Five Hundred Thousand and 00/100 Dollars ($500,000.00); and

b.             a duly executed RER Reaffirmation and Release.

Provided that RER timely satisfies its requirements to exercise Extension Option Three, the Option IV Exercise Period shall be extended to 3:00 p.m. Pacific Standard Time on June 2, 2008.

ARTICLE VI

Extension Option Four

6.1           Grant of Option.  Subject to the strict adherence to the terms and conditions contained in this Agreement, the SMP Parties hereby grant to RER the option to extend the Option IV Exercise Period until the earlier of (i) 3:00 p.m. Pacific Standard Time on June 16, 2008, or (ii) occurrence of an Event of Default.

6.2           Notice of Intent to Exercise.  RER must deliver to the SMP Parties written notice by RER of its intent to exercise Extension Option Four.  The notice must be signed by RER and delivered to the SMP Parties.

6.3           Exercise of Option.  To exercise the option granted pursuant to this Article, RER must deliver to the SMP Parties the following prior to 3:00 p.m. Pacific Standard Time on June 2, 2008:

a.             by transfer of immediately available funds to an account designated by the SMP Parties, the sum of Five Hundred Thousand and 00/100 Dollars ($500,000.00); and

b.             a duly executed RER Reaffirmation and Release.

Provided that RER timely satisfies its requirements to exercise Extension Option Four, the Option IV Exercise Period shall be extended to 3:00 p.m. Pacific Standard Time on June 16, 2008.

ARTICLE VII

Extension Option Five

7.1           Grant of Option.  Subject to the strict adherence to the terms and conditions contained in this Agreement, the SMP Parties hereby grant to RER the option to extend the Option IV Exercise Period until the earlier of (i) 3:00 p.m. Pacific Standard Time on June 30, 2008, or (ii) occurrence of an Event of Default.

7.2           Notice of Intent to Exercise.  RER must deliver to the SMP Parties written notice by RER of its intent to exercise Extension Option Five.  The notice must be signed by RER and delivered to the SMP Parties.

7.3           Exercise of Option.  To exercise the option granted pursuant to this Article, RER must deliver to the SMP Parties the following prior to 3:00 p.m. Pacific Standard Time on June 15, 2008:

a.             by transfer of immediately available funds to an account designated by the SMP Parties, the sum of Five Hundred Thousand and 00/100 Dollars ($500,000.00); and

b.             a duly executed RER Reaffirmation and Release.

Provided that RER timely satisfies its requirements to exercise Extension Option Five, the Option IV Exercise Period shall be extended to 3:00 p.m. Pacific Standard Time on June 30, 2008.

ARTICLE VIII

Application of Payments

8.1           Ownership of Funds.  The Extension Option Payments provided for in this Agreement shall be the property of the SMP Parties immediately upon receipt.  RER shall have no right to or interest in any Extension Option Payment.

8.2           Application of Extension Option Payments.  If and only if RER satisfies the requirements to exercise Option IV within the Option IV Exercise Period (as same is extended pursuant to this Agreement), the Extension Option Payments (excluding Thirty Thousand and

00/100 Dollars ($30,000.00) paid in connection with Extension Option One) shall be applied as a credit against the Seven Million Three Hundred Ninety-Nine Thousand Eight Hundred 00/100 Dollars ($7,399,800.00) payment required to be made by RER to exercise Option IV.  In the event that RER fails to satisfy the requirements to exercise Option IV within the Option IV Exercise Period (as same is extended pursuant to this Agreement) (i) the SMP Parties shall retain all Extension Option Payments, (ii) RER shall have no right to receive any portion of the Extension Option Payments or any credit or economic benefit for or on account of the Extension Option Payments, and (iii) all options under this Agreement and the Development Agreement shall terminate.

ARTICLE IX

Defaults

9.1           Events of Default.  The occurrence of any one or more of the following events shall constitute an Event of Default hereunder.

9.1.1        The failure, refusal or neglect of RER to properly observe, perform or comply with any covenant, agreement or obligation contained in the Transaction Documents and the continuation of such failure, refusal or neglect for fifteen (15) days after written notice thereof has been given to RER by an SMP Party.

9.1.2        Any representation, warranty or statement made by RER in this Agreement, the Development Agreement or the Base Agreement by RER shall prove to have been incorrect in any material respect when made or deemed to have been made and is not cured by RER within ten (10) days after written notice thereof has been given to RER by an SMP Party.

9.1.3        The filing or commencement by RER of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or RER shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debt as they become due, or shall take any corporate action to authorize any of the foregoing.

9.1.4        The filing or commencement of an involuntary case or other proceeding against RER seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety (90) days; or an order for relief shall be entered against RER under the federal bankruptcy laws as now or hereafter in effect.

9.2           Termination Consequences.  Upon the occurrence of an Event of Default hereunder all options granted pursuant to this Agreement shall terminate.

ARTICLE X

Notices

Article XII of the Base Agreement is incorporated herein and made applicable hereto.

ARTICLE XI

Miscellaneous

11.1         Article XIII of the Base Agreement is incorporated herein and made applicable hereto.

11.2         Non-Exclusion.  The express incorporation of specific provisions of the Base Agreement herein shall not limit the extent to which this Agreement, the Development Agreement and the assignments made hereunder are controlled by the Base Agreement.

IN WITNESS WHEREOF, the authorized representatives of the parties have executed this Extension Option Agreement as of the date first set out above.

ROCK ENERGY RESOURCES, INC. F/K/A
HANOVER GOLD COMPANY, INC.

By:
Rocky V. Emery, Chairman and Chief Executive Officer

SANTA MARIA PACIFIC, LLC

By:
David Pratt, Manager

GITTE-TEN, LLC

By:
David Pratt, Manager

NW CASMALIA PROPERTIES, LLC

By:
David Pratt, Manager

PHOENIX ENERGY, LLC

By:
David Pratt, Manager

ORCUTT PROPERTIES, LLC

By:
David Pratt, Manager